SIXTEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT
Dated as of October 11, 2021
Between:
LOANDEPOT.COM, LLC, as Seller
and
JPMORGAN CHASE BANK, N.A., as Buyer
The Parties have agreed to amend (for the sixteenth time) the Master Repurchase Agreement dated June 3, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated October 19, 2016, the 12/16 Rewarehousing Letter Agreement, the Second Amendment to Master Repurchase Agreement dated February 28, 2017, the Third Amendment to Master Repurchase Agreement dated June 2, 2017, the Fourth Amendment to Master Repurchase Agreement dated August 31, 2017, the Fifth Amendment to Master Repurchase Agreement dated October 30, 2017, the Sixth Amendment to Master Repurchase Agreement dated November 10, 2017, the Seventh Amendment to Master Repurchase Agreement dated August 30, 2018, the Eighth Amendment to Master Repurchase Agreement dated October 15, 2018, the Ninth Amendment to Master Repurchase Agreement dated November 30, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 30, 2019, the Eleventh Amendment to Master Repurchase Agreement dated August 9, 2019, the Twelfth Amendment to Master Repurchase Agreement dated October 14, 2019, the Omnibus Letter Agreement dated April 30, 2020, Thirteenth Amendment to Master Repurchase Agreement dated October 12, 2020, the Fourteenth Amendment to Master Repurchase Agreement dated November 12, 2020, and the Fifteenth Amendment to Master Repurchase Agreement dated June 30, 2021, the “Amended MRA”, and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to extend the latest Termination Date.
All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole numbered Section of this Amendment is numbered to correspond to the numbering of the Section of the Amended MRA amended hereby.
2.    Definitions; Interpretation
A.    The following defined term in Section 2(a) of the Amended MRA is hereby amended to read as follows:
    “Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Buyer at least thirty (30) days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to the Seller at least sixty (60) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iii) December 10, 2021.
(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By: /s/ Laura Carter
Laura Carter
Authorized Officer

LOANDEPOT.COM, LLC

By: /s/ Patrick Flanagan
Patrick Flanagan
Chief Financial Officer

Counterpart Signature Page to Sixteenth Amendment to Master Repurchase Agreement